                        INDEPENDENT AUDITORS' CONSENT




                                                                   EXHIBIT 23(a)


The Board of Directors
ONEOK, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to the adoption of Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of in 1996.



                                       KPMG Peat Marwick LLP

Tulsa, Oklahoma
January 23, 1998





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